Investor Presentation

January 2011

Krispy Kreme DOUGHNUTS®

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Forward-Looking Statements

Some of the information in this presentation represents forward-looking statements that are protected under the Private Securities Litigation Reform Act of 1995. Such statements may reflect our expectations or beliefs about the future, including, without limitation, expectations or beliefs regarding our financial performance. We cannot assure you that we will achieve or realize these expectations. Like any such statements, they are subject to a number of factors, risks and uncertainties that could cause actual results to differ materially from our expectations or beliefs. These factors include items discussed today and in our SEC filings, including our annual report on Form 10-K for the year ended January 31, 2010. New factors emerge from time to time, and it is not possible for us to predict all such factors or assess the impact of each such factor on Krispy Kreme. If we do make forward-looking statements, we undertake no obligation to update those statements in the future in light of subsequent events. Please note that all of our SEC filings, along with other shareholder relevant information, can be found on the IR portion of our website at www.krispykreme.com .

Krispy Kreme DOUGHNUTS happy all around™

Mission:

To touch and enhance lives through the joy that is Krispy Kreme



Vision:

To be the worldwide leader in sharing delicious tastes and creating joyful memories

Krispy Kreme DOUGHNUTS
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Overview

- 73 year old branded retailer & wholesaler of high-quality doughnuts and packaged sweets
- Brand familiarity on par with Starbucks & Dunkin Donuts
- Competing in the QSR category
- 649 stores in 21 countries
  - 85 company-owned and 564 franchised stores
- Growing again after several years of managing legacy issues
- Healthy cash flow and significantly reduced indebtedness
- Strong and committed management team

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US Penetration


Krispy Kreme
DOUGHNUTS
Company
Franchise

Red and green circles denote store locations, not completely developed markets

Krispy Kreme DOUGHNUTS
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Around the World

- Australia - 53
- Bahrain - 9
- Canada - 4
- China - 1
- Dominican Republic - 1
- Indonesia - 7
- Japan - 19
- Kuwait - 28
- Lebanon - 11
- Malaysia - 5
- Mexico - 49
- Philippines - 20
- Puerto Rico - 4
- Qatar - 6
- Republic of Korea - 40
- Saudi Arabia - 81
- Thailand – 2
- Turkey - 13
- UAE - 22
- United Kingdom – 46
- United States - 228

649 stores in 21 countries

Krispy Kreme DOUGHNUTS
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Business Segments

Revenues generated from four business segments:

- Company Stores
- Domestic Franchise
- International Franchise
- KK Supply Chain: sells proprietary mixes and key ingredients, as well as manufactures equipment



68%
2%
5%
25%
Company Stores
Domestic Franchise
International Franchise
KK Supply Chain

Business Segments

- Domestic - Company and franchise stores have two sales channels:
  - On-premises: sales to customers visiting stores
    - Factory stores: contain a full doughnut production line
    - Satellite stores: consist of hot shops and fresh shops that utilize doughnut heating and finishing equipment. Generally located in shopping centers, and end cap spaces with drive-thru windows
  - Off-premises: sales on a branded basis to grocers, mass merchants and convenience stores
- International stores sell products principally through the on-premises channel

Company Stores – Key Facts

Product Sales Mix



Coffee, 4%
Other, 7%
Doughnuts
89%

Retail Sales by Daypart



Other, 4%
6 pm - 11 pm ,
27%
6 am - 11 am.
35%
2 pm - 6 pm, 21%
11am - 2 pm, 13%

Strategic Initiatives

- Refine "small shop" format
- Focus on improving shop operations and execution
- Continue renovation of older locations
- Develop and deploy new products
- Improve off-premises economics through new products and better management and marketing
- Increase franchisee support
- Continue building domestic and international pipeline

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Refine "Small Shop" Format

- Stimulate an increase in on-premises sales through greater convenience for current and future guests
- Achieve sufficient store density to better leverage our marketing spend
- Reduce operating costs and investment
- Achieve greater production efficiencies
- Achieve greater consistency of product quality
- Enable store employees to focus on excellence in customer satisfaction

Company-owned "Small Shop" Potential

- Opportunity to build over 65 Company-owned small shops in currently targeted Southeast markets
- Development pipeline includes:
  - Raleigh
  - Charlotte
  - Louisville
  - Columbia
  - Nashville
  - Virginia Beach
  - Knoxville
  - Richmond



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"Small Shop" Example


Krispy Kreme
DOUGHNUTS
NEIGHBORHOOD SHOP
101

Krispy Kreme
DOUGHNUTS
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"Small Shop" Example



Krispy Kreme
DOUGHNUTS
DOUGHNUT FACTORY
& KREMERY

Krispy Kreme DOUGHNUTS
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Improving Shop Operations and Execution

Enhance our focus on shop operations to drive store economics


Krispy Kreme
CONGRATULATIONS
FAYE WASHINGTON
2009 EMPLOYEE OF THE YEAR

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Develop and Deploy New Products

Kool Kreme

Krispy Kreme Baked Creations

Longer shelf life
packaged goods


Glazed Fruit Pie
Apple
Glazed Fruit Pie

Increase Franchisee Support

Build Stronger Franchisee Relationships


Krispy Kreme
DOUGHNUTS

Training in Mexico

Training in Saudi Arabia



Continue Building Domestic and International Pipeline

Prepare Ourselves for Future Growth




HOT
Krispy Kreme

Krispy Kreme DOUGHNUTS
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Continue Building Domestic and International Pipeline



Krispy Kreme

Krispy Kreme DOUGHNUTS
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Continue Building Domestic and International Pipeline


Krispy Kreme
DOUGHNUTS
Krispy Kreme

Krispy Kreme
DOUGHNUTS
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Financial Overview

Total Stores at Period End


FY06
International Franchise
68
207
127
Company Owned
Domestic Franchise
Q3 FY11
International Franchise
Domestic Franchise
143
421
85
Company Owned

402 Stores
68% Franchised

649 Stores
87% Franchised

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Domestic Stores



334
272
245
225
224
235
FY06
FY07
FY08
FY09
FY10
FY11 Forecast

International Stores



Building the Global Franchise Network
68
123
204
298
358
425
FY06
FY07
FY08
FY09
FY10
FY11 Forecast

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Revenues

($ in millions)



$543
$461
$430
$386
$347
$260
$270
FY06
FY07
FY08
FY09
FY10
9 mths FY10
9 mths FY11

Refranchising Effect on Company Revenues

* Example *

	Store Operated by Company		Same Store Operated By Franchisee	
Store sales	$	1,600,000	$	-
Royalties		-		72,000
KK Supply Chain sales		-		432,000
Total Company revenues	$	1,600,000	$	504,000

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Operating Income (Loss)


($ in millions)
$5
$12
$9.4
$14.3
FY06
FY07
FY08
FY09
FY10
9 mths FY10
9 mths FY11
($28)
($43)
($117)

Steady improvement in stabilizing results

Net Income (Loss)


($ in millions)
$9.1
$0
($0.7)
FY06
FY07
FY08
FY09
FY10
9 mths FY10
9 mths FY11
($4)
($42)
($67)
($136)

Total Debt & Contingent Liabilities at Period End

($ in millions)


Contingent Liabilities
Debt
$30
$123
$23
$108
$18
$77
$9
$75
$4
$43
$3
$35
FY06
FY07
FY08
FY09
FY10
Q3 FY11

Sources of Funding for Business Development


($ in millions)
$16
$22
$12
$17
Liquidity
Capital Expenditures
Revolving Credit Availability
Cash on Hand
Free Cash Flow

Third Quarter 2011 Summary

- Company SSS rose 5.0%
  - Eighth consecutive quarterly increase
- Operating income increased to $4.1 million
- Achieved $2.4 million in net income
  - Fourth consecutive quarter of positive net income
- Continued progress on strategic initiatives
- Raised full year operating income guidance

FY 2011 Guidance

- Operating income (ex. charges) of $17 to $20 million (up from $13 to $17 million prior guidance)
- G&A expense of about $21 million
- Income tax expense of $1.5 million
- Expect the first increase in the total domestic store count since 2005

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Preliminary FY 2012 Guidance

- Budget and planning process not yet complete, so estimates are preliminary
- 5 to 10 Company store openings
- 5 to 15 domestic franchise openings
- Approximately 30 international openings
- Expect continued domestic SSS growth
- International comps expected to continue to face pressure, but may improve from FY11
- Commodity costs will be higher

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Preliminary FY 2012 Guidance

- Operating income (ex. charges) of $22 to $24 million (up from $17 to $20 million estimated for FY11)
- Amounts assume higher input costs can be recovered via pricing or other measures
- Income tax expense of $2 million
- Capex of $13 to $17 million
- Expect to update and refine in April

Conclusion

- Continued progress on strategic initiatives
- Positioned for accelerated growth in both revenue and earnings over the long-term
- Small store development will be a driving force behind success
- Strong cash flow
- Manageable debt

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